UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: May 11, 2015

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway, Suite 200 Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 11, 2015, Imperva, Inc. (“Imperva”) entered into a Fourth Amendment to Lease (Expansion) (the “Lease Amendment”) with Westport Office Park, LLC (“Lessor”), which expands Imperva’s current headquarters located at 3400 Bridge Parkway, Suite 200, Redwood Shores, CA (the “Existing Premises”) to include office space located at 3400 Bridge Parkway, Suite 100 and Suite 101, Redwood Shores, California (“Suite 100” and “Suite 101,” respectively), commencing April 1, 2017 and September 1, 2015, respectively. The Lease Amendment is retroactively effective as of May 6, 2015. The size of Suite 100 is approximately 8,404 square feet, and the size of Suite 101 is approximately 15,760 square feet. The Lease Amendment extends the term of the lease (covering the Existing Premises, Suite 100 and Suite 101) to December 31, 2020 (the “Revised Expiration Date”). The aggregate minimum lease commitments for Suite 100 and Suite 101 through the Revised Expiration Date are $1.4 million and $3.7 million, respectively. In addition, the aggregate minimum lease commitment for the Existing Premises will remain the same through the originally scheduled expiration of the lease for the Existing Premises on December 31, 2017, and will be an additional $6.8 million for the Existing Premises through the Revised Expiration Date. The Lease Amendment also calls for additional payments for a portion of real estate taxes and operating expenses. Imperva will pay Lessor an additional security deposit of $133.739.52 for Suite 101 in connection with the execution of the Lease Amendment, and $41,935.96 on the commencement date of April 17, 2017 for Suite 100, and Lessor has provided Imperva with a tenant improvement allowance of up to $80,846.48 and $636,920.96 for Suite 100 and Suite 101, respectively. The Lease Amendment further provides Imperva with a right of first refusal with respect to office space located at 3200 Bridge Parkway, Suite 201, Redwood Shores, California.

The summary above is not intended to be complete and is qualified in its entirety by reference to the complete text of the Lease Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Fourth Amendment to Lease Agreement effective as of May 6, 2015 between Westport Office Park, LLC and Imperva, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

By:	/s/ Terrence J. Schmid Terrence J. Schmid Chief Financial Officer

Date: May 12, 2015

EXHIBIT INDEX

Number	Description

10.1	Fourth Amendment to Lease Agreement effective as of May 6, 2015 between Westport Office Park, LLC and Imperva, Inc.